EXHIBIT 99.1

Investor Contact:	Marsha Morgan	FOR IMMEDIATE RELEASE
(817) 352-6452

Media Contact:	Richard Russack
(817) 867-6425

Burlington Northern Santa Fe Reports

All-Time Record Quarterly EPS and Revenues

For the 2004 Fourth Quarter

Fourth-quarter 2004 earnings were an all-time record of $0.91 per share, or 49 percent higher, than fourth-quarter 2003 earnings of $0.61 per share.

Freight revenues rose 19 percent, year-over-year, to an all-time quarterly record of $2.92 billion with double-digit growth in all four business groups.

All-time record operating income of $668 million increased $191 million, or 40 percent, compared with the same period in 2003.

Quarterly operating ratio decreased three and one-half percentage points to 77.1 percent from 80.6 percent in the prior year.

FORT WORTH, Texas, January 25, 2005 - Burlington Northern Santa Fe Corporation (BNSF) (NYSE: BNI) today reported all-time record quarterly earnings of $0.91 per share, a 49 percent increase over fourth-quarter 2003 earnings of $0.61 per share.

“For the third consecutive quarter, BNSF experienced unprecedented market demand from its customers. As a result, BNSF achieved all-time record volumes and revenues,” said Matthew K. Rose, BNSF Chairman, President and Chief Executive Officer. “This performance coupled with our continuing focus on expense control produced all-time record quarterly earnings. I want to congratulate our employees for successfully handling the historic volumes we moved during 2004.”

Fourth-quarter 2004 freight revenues increased $464 million, or 19 percent, to an all-time quarterly record of $2.92 billion compared with 2003 fourth-quarter revenues of $2.46 billion. Consumer Products revenues increased $212 million, or 22 percent, to an all-time quarterly record of $1.18 billion as a result of double-digit increases in the international intermodal,

- more -

truckload, and perishables sectors. Industrial Products revenues increased $89 million, or 16 percent, to $631 million reflecting strong demand in the building products, petroleum products, and construction products sectors. Coal revenues rose $90 million, or 17 percent, to $615 million resulting from record haulage of 66 million tons for utility customers. Agricultural Products revenues were up $73 million, or 17 percent, to $492 million driven by strong export moves to the Pacific Northwest.

Operating expenses of $2.31 billion were $295 million, or 15 percent, higher than the same period in 2003, primarily driven by a 10-percent increase in gross ton-miles and higher fuel prices.

Fourth-quarter operating income increased $191 million, or 40 percent, year-over-year to $668 million. BNSF’s operating ratio decreased three and one-half percentage points to 77.1 percent from 80.6 percent in the prior year.

BNSF’s subsidiary, BNSF Railway Company, operates one of the largest railroad networks in North America, with about 32,000 route miles covering 28 states and two Canadian provinces. The railway is among the world’s top transporters of intermodal traffic, moves more grain than any other American railroad, transports the components of many of the products we depend on daily, and hauls enough coal to generate about ten percent of the electricity produced in the United States. BNSF is an industry leader in Web-enabling a variety of customer transactions at www.bnsf.com.

Financial information follows.

Burlington Northern Santa Fe Corporation

Consolidated Income Information*

(Dollars in millions, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004(a)	2003	2002
Operating revenues
Freight revenues	$2,919	$2,455	$10,742	$9,285	$8,873
Other revenues	59	37	204	128	106

Total operating revenues	2,978	2,492	10,946	9,413	8,979

Operating expenses
Compensation and benefits	864	783	3,322	2,963	2,894
Purchased services	376	326	1,424	1,252	1,146
Depreciation and amortization	258	227	1,012	910	931
Equipment rents	196	176	790	705	698
Fuel	397	281	1,335	1,093	848
Materials and other	219	222	1,377	825	806

Total operating expenses	2,310	2,015	9,260	7,748	7,323

Operating income	668	477	1,686	1,665	1,656
Interest expense	104	102	409	420	428
Other expense, net	7	13	4	14	12

Income before income taxes and cumulative effect of accounting change	557	362	1,273	1,231	1,216
Income tax expense	210	136	482	454	456

Income before cumulative effect of accounting change	347	226	791	777	760
Cumulative effect of accounting change, net of tax (b)	—	—	—	39	—

Net income	$347	$226	$791	$816	$760

Diluted earnings per share before cumulative effect of accounting change	$0.91	$0.61	$2.10	$2.09	$2.00

Diluted earnings per share after cumulative effect of accounting change	$0.91	$0.61	$2.10	$2.19	$2.00

Diluted average shares outstanding (in millions)	382.5	371.8	376.6	372.3	380.8

Operating ratio (c)	77.1%	80.6%	84.3%	82.1%	81.3%

(a)	Includes impact of 2004 charge for a change in estimate of asbestos and environmental liabilities of $465 million ($288 million after-tax or $0.77 per share).
(b)	Reflects the adoption of Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations. This standard changed the way the rail industry accounts for asset retirement costs.
(c)	Calculated as total operating expenses less other revenues divided by freight revenues.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Consolidated Income Information 2004*

(Dollars in millions, except per share data)

	1st Quarter	2nd Quarter	3rd Quarter(a)	4th Quarter	2004 Full Year
Operating revenues
Freight revenues	$2,448	2,637	2,738	2,919	10,742
Other revenues	42	48	55	59	204

Total operating revenues	2,490	2,685	2,793	2,978	10,946

Operating expenses
Compensation and benefits	787	818	853	864	3,322
Purchased services	341	350	357	376	1,424
Depreciation and amortization	249	251	254	258	1,012
Equipment rents	187	197	210	196	790
Fuel	280	326	332	397	1,335
Materials and other	237	234	687	219	1,377

Total operating expenses	2,081	2,176	2,693	2,310	9,260

Operating income	409	509	100	668	1,686
Interest expense	102	101	102	104	409
Other (income) expense, net	(3)	5	(5)	7	4

Income before income taxes and cumulative effect of accounting change	310	403	3	557	1,273
Income tax expense	118	153	1	210	482

Net income	$192	250	2	347	791

Diluted earnings per share before cumulative effect of accounting change	$0.51	0.67	0.01	0.91	2.10

Diluted earnings per share after cumulative effect of accounting change	$0.51	0.67	0.01	0.91	2.10

Diluted average shares outstanding (in millions)	374.0	373.5	376.5	382.5	376.6

Operating ratio (c)	83.3%	80.7%	96.3%	77.1%	84.3%

(a)	Includes impact of third quarter 2004 charge for a change in estimate of asbestos and environmental liabilities of $465 million ($288 million after-tax or $0.76 per share).
(b)	Calculated as total operating expenses less other revenues divided by freight revenues.
*	Certain interim period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Consolidated Income Information 2003*

(Dollars in millions, except per share data)

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	2003 Full Year
Operating revenues
Freight revenues	$2,202	$2,263	$2,365	$2,455	$9,285
Other revenues	30	31	30	37	128

Total operating revenues	2,232	2,294	2,395	2,492	9,413

Operating expenses
Compensation and benefits	718	699	763	783	2,963
Purchased services	301	311	314	326	1,252
Depreciation and amortization	226	225	232	227	910
Equipment rents	169	180	180	176	705
Fuel	279	268	265	281	1,093
Materials and other	193	199	211	222	825

Total operating expenses	1,886	1,882	1,965	2,015	7,748

Operating income	346	412	430	477	1,665
Interest expense	106	106	106	102	420
Other expense (income), net	2	3	(4)	13	14

Income before income taxes and cumulative effect of accounting change	238	303	328	362	1,231
Income tax expense	90	103	125	136	454

Income before cumulative effect of accounting change	148	200	203	226	777
Cumulative effect of accounting change, net of tax (a)	39	—	—	—	39

Net income	$187	$200	$203	$226	$816

Diluted earnings per share before cumulative effect of accounting change	$0.40	$0.54	$0.55	$0.61	$2.09

Diluted earnings per share after cumulative effect of accounting change	$0.50	$0.54	$0.55	$0.61	$2.19

Diluted average shares outstanding (in millions)	373.4	372.4	371.4	371.8	372.3

Operating ratio (b)	84.3%	81.8%	81.8%	80.6%	82.1%

(a)	Reflects the adoption of SFAS No. 143. This standard changed the way the rail industry accounts for asset retirement costs.
(b)	Calculated as total operating expenses less other revenues divided by freight revenues.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Consolidated Balance Sheet Information*

(Dollars in millions, except per share amounts)

	December 31,
	2004	2003
Assets
Current assets:
Cash and cash equivalents	$322	$18
Accounts receivable, net	181	137
Materials and supplies	339	266
Current portion of deferred income taxes	308	292
Other current assets	465	157

Total current assets	1,615	870

Property and equipment, net	25,814	25,068

Other assets	1,496	1,009

Total assets	$28,925	$26,947

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and other current liabilities	$2,251	$2,110
Long-term debt due within one year	465	244

Total current liabilities	2,716	2,354
Long-term debt and commercial paper	6,051	6,440
Deferred income taxes	7,820	7,481
Casualty and environmental liabilities	941	462
Minimum pension liability	353	359
Employee separation costs	124	144
Other liabilities	1,609	1,212

Total liabilities	19,614	18,452

Stockholders’ equity:
Common stock and additional paid-in capital	6,304	5,771
Retained earnings	6,792	6,240
Treasury stock	(3,741)	(3,340)
Unearned compensation	(43)	(36)
Accumulated other comprehensive loss	(1)	(140)

Total stockholders’ equity	9,311	8,495

Total liabilities and stockholders’ equity	$28,925	$26,947

Book value per share	$24.71	$22.87

Common shares outstanding (in millions)	376.8	371.5

Net debt to total capitalization (a)	39.9%	44.0%

(a)	Net debt is calculated as total debt less cash and cash equivalents, and capitalization is calculated as the sum of net debt and total stockholders’ equity.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Consolidated Cash Flow Information

(in millions)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2002
Operating activities

Net income	$347	$226	$791	$816	$760
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	258	227	1,012	910	931
Deferred income taxes	87	168	237	460	432
Employee separation costs paid	(4)	(6)	(33)	(43)	(55)
Cumulative effect of accounting change	—	—	—	(39)	—
Other, net	(29)	84	393	48	(9)
Changes in working capital	35	51	(23)	133	47

Net cash provided by operating activities	694	750	2,377	2,285	2,106

Investing activities

Capital expenditures	(363)	(413)	(1,527)	(1,726)	(1,358)
Other, net	135	(19)	(68)	(80)	(159)

Net cash used for investing activities	(228)	(432)	(1,595)	(1,806)	(1,517)

Financing activities

Net debt repayments	(165)	(284)	(292)	(151)	(90)
Dividends paid	(63)	(56)	(231)	(191)	(183)
Purchase of BNSF common stock	(118)	(39)	(376)	(217)	(353)
Proceeds from stock options exercised	146	45	420	68	40
Other financing activities	(2)	4	1	2	(1)

Net cash used for financing activities	(202)	(330)	(478)	(489)	(587)

Increase (decrease) in cash and cash equivalents	264	(12)	304	(10)	2
Cash and cash equivalents:
Beginning of period	58	30	18	28	26

End of period	$322	$18	$322	$18	$28

Burlington Northern Santa Fe Corporation

Consolidated Cash Flow Information

(in millions)

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	2004 Full Year
Operating activities

Net income	$193	$249	$2	$347	$791
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	249	251	254	258	1,012
Deferred income taxes	82	101	(33)	87	237
Employee separation costs paid	(8)	(7)	(14)	(4)	(33)
Other, net	(13)	10	425	(29)	393
Changes in working capital	(262)	69	135	35	(23)

Net cash provided by operating activities	241	673	769	694	2,377

Investing activities

Capital expenditures	(306)	(386)	(472)	(363)	(1,527)
Other, net	(172)	(97)	66	135	(68)

Net cash used for investing activities	(478)	(483)	(406)	(228)	(1,595)

Financing activities

Net debt borrowings (repayments)	373	(140)	(360)	(165)	(292)
Dividends paid	(56)	(55)	(57)	(63)	(231)
Purchase of BNSF common stock	(82)	(90)	(86)	(118)	(376)
Proceeds from stock options exercised	56	85	133	146	420
Other financing activities	1	1	1	(2)	1

Net cash provided by (used for) financing activities	292	(199)	(369)	(202)	(478)

Increase (decrease) in cash and cash equivalents	55	(9)	(6)	264	304
Cash and cash equivalents:
Beginning of period	18	73	64	58	18

End of period	$73	$64	$58	$322	$322

Burlington Northern Santa Fe Corporation

Consolidated Statement of Changes in Stockholders’ Equity

(Shares in thousands, dollars in millions, except per share data)

	Common Shares	Treasury Shares	Common Stock and Paid-in Capital	Retained Earnings	Treasury Stock	Unearned Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholders’ Equity
Balance at December 31, 2003	500,685	(129,225)	$5,771	$6,240	$(3,340)	$(36)	$(140)	$8,495
Common stock dividends, $0.64 per share	—	—	—	(239)	—	—	—	(239)
Adjustments associated with unearned compensation, restricted stock	1,135	(49)	44	—	—	(7)	—	37
Exercise of stock options and related tax benefit of $53	15,455	(746)	489	—	(25)	—	—	464
Purchase of BNSF common stock	—	(10,443)	—	—	(376)	—	—	(376)
Comprehensive income:
Net income			—	791	—	—	—	791
Minimum pension liability adjustment, net of tax expense of $3							3	3
Fuel/interest hedge mark-to-market, net of tax expense of $83			—	—	—	—	136	136

Total comprehensive income								930

Balance at December 31, 2004	517,275	(140,463)	$6,304	$6,792	$(3,741)	$(43)	$(1)	$9,311

Burlington Northern Santa Fe Corporation

Operating Statistics*

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2002
Cars/units (in thousands)	2,501	2,262	9,536	8,646	8,186

Average revenues per car/unit	$1,167	$1,085	$1,126	$1,074	$1,084

Revenue ton miles (in millions)	149,544	134,287	570,688	508,200	490,234

Gross ton miles (in millions)	264,844	240,462	1,011,806	911,525	873,335

RTM/GTM	0.56	0.56	0.56	0.56	0.56

Freight revenue/thousand RTM	$19.52	$18.28	$18.82	$18.27	$18.10

Operating expense/thousand RTM (a)	$15.45	$15.01	$16.23	$15.25	$14.94

Freight revenue/thousand GTM	$11.02	$10.21	$10.62	$10.19	$10.16

Operating expense/thousand GTM (a)	$8.72	$8.38	$9.15	$8.50	$8.39

Compensation and benefits/thousand GTM	$3.26	$3.26	$3.28	$3.25	$3.31

Average employees	38,141	36,685	37,617	36,644	37,373

Period end employees	38,189	36,565	38,189	36,565	36,303

Thousand RTM/average employee	3,921	3,661	15,171	13,869	13,117

Thousand GTM/average employee	6,944	6,555	26,898	24,875	23,368

Gallons of fuel used (in millions)	348	323	1,344	1,213	1,149

Average price per gallon of fuel (cents) (b)	114.1	87.0	99.3	90.1	72.5

GTM/gallon of fuel	761	744	753	751	760

Freight train miles (in millions)	39	40	156	153	145

GTM/freight train hours (in thousands)	129	131	129	134	144

Route Miles Operated	32,185	32,266	32,185	32,266	32,513

(a)	Includes impact of third quarter 2004 charge for a change in estimate of asbestos and environmental liabilities of $465 million.
(b)	Includes handling, taxes and hedge effect.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Operating Statistics*

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	2004 Full Year
Cars/units (in thousands)	2,206	2,362	2,467	2,501	9,536

Average revenues per car/unit	$1,110	$1,116	$1,110	$1,167	$1,126

Revenue ton miles (in millions)	134,284	142,625	144,235	149,544	570,688

Gross ton miles (in millions)	237,799	252,439	256,724	264,844	1,011,806

RTM/GTM	0.56	0.56	0.56	0.56	0.56

Freight revenue/thousand RTM	$18.23	$18.49	$18.98	$19.52	$18.82

Operating expense/thousand RTM (a)	$15.50	$15.26	$18.67	$15.45	$16.23

Freight revenue/thousand GTM	$10.29	$10.45	$10.67	$11.02	$10.62

Operating expense/thousand GTM (a)	$8.75	$8.62	$10.49	$8.72	$9.15

Compensation and benefits/thousand GTM	$3.31	$3.24	$3.32	$3.26	$3.28

Average employees	36,533	37,819	37,972	38,141	37,617

Period end employees	37,005	37,990	38,250	38,189	38,189

Thousand RTM/average employee	3,676	3,771	3,798	3,921	15,171

Thousand GTM/average employee	6,509	6,675	6,761	6,944	26,898

Gallons of fuel used (in millions)	323	337	336	348	1,344

Average price per gallon of fuel (cents) (b)	85.1	96.7	98.8	114.1	99.3

GTM/gallon of fuel	736	749	764	761	753

Freight train miles (in millions)	38	39	40	39	156

GTM/freight train miles (in millions)	133	129	125	129	129

Route Miles Operated	32,445	32,683	32,706	32,185	32,185

(a)	Includes impact of third quarter 2004 charge for a change in estimate of asbestos and environmental liabilities of $465 million.
(b)	Includes handling, taxes and hedge effect.
*	Certain interim period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Revenue Statistics by Commodity

	Three Months Ended December 31,		Percent Change	Year Ended December 31,			03-04 Percent Change
	2004	2003		2004	2003	2002
Revenues (in millions)
Intermodal	$1,008	$818	23.2%	$3,608	$3,058	$2,758	18.0%
Automotive	85	77	10.4	312	304	322	2.6
Other Consumer Products	88	74	18.9	325	295	273	10.2

Total Consumer Products	1,181	969	21.9	4,245	3,657	3,353	16.1

Industrial Products	631	542	16.4	2,448	2,138	2,041	14.5
Coal	615	525	17.1	2,277	2,025	2,071	12.4
Agricultural Products	492	419	17.4	1,772	1,465	1,408	21.0

Total freight revenue	2,919	2,455	18.9	10,742	9,285	8,873	15.7
Other revenue	59	37	59.5	204	128	106	59.4

Total revenues	$2,978	$2,492	19.5%	$10,946	$9,413	$8,979	16.3%

Cars/units (in thousands)
Intermodal	1,207	1,051	14.8%	4,517	4,012	3,563	12.6
Automotive	41	41	0.0	158	157	154	0.6
Other Consumer Products	48	41	17.1	184	167	163	10.2

Total Consumer Products	1,296	1,133	14.4	4,859	4,336	3,880	12.1

Industrial Products	397	356	11.5	1,561	1,428	1,415	9.3
Coal	575	538	6.9	2,216	2,048	2,097	8.2
Agricultural Products	233	235	(0.9)	900	834	794	7.9

Total cars/units	2,501	2,262	10.6%	9,536	8,646	8,186	10.3%

Average revenue per car/unit
Intermodal	$835	$778	7.3%	$799	$762	$774	4.9%
Automotive	2,073	1,878	10.4	1,975	1,936	2,091	2.0
Other Consumer Products	1,833	1,805	1.6	1,766	1,766	1,675	0.0

Total Consumer Products	911	855	6.5	874	843	864	3.7

Industrial Products	1,589	1,522	4.4	1,568	1,497	1,442	4.7
Coal	1,070	976	9.6	1,028	989	988	3.9
Agricultural Products	2,112	1,783	18.5	1,969	1,757	1,773	12.1

Average revenue per car/unit	$1,167	$1,085	7.6%	$1,126	$1,074	$1,084	4.8%

Revenue ton miles (in millions)
Intermodal	29,335	25,624	14.5%	111,598	98,978	90,122	12.8%
Automotive	1,293	1,177	9.9	4,718	4,601	4,837	2.5
Other Consumer Products	3,356	3,149	6.6	13,017	12,545	12,098	3.8

Total Consumer Products	33,984	29,950	13.5	129,333	116,124	107,057	11.4

Industrial Products	25,833	24,681	4.7	103,749	97,392	92,489	6.5
Coal	62,588	53,992	15.9	236,529	205,997	209,353	14.8
Agricultural Products	27,139	25,664	5.7	101,077	88,687	81,335	14.0

Total revenue ton miles	149,544	134,287	11.4%	570,688	508,200	490,234	12.3%

Freight revenue per thousand ton miles
Intermodal	$34.36	$31.92	7.6%	$32.33	$30.90	$30.60	4.6%
Automotive	65.74	65.42	0.5	66.13	66.07	66.57	0.1
Other Consumer Products	26.22	23.50	11.6	24.97	23.52	22.57	6.2

Total Consumer Products	34.75	32.35	7.4	32.82	31.49	31.32	4.2

Industrial Products	24.43	21.96	11.2	23.60	21.95	22.07	7.5
Coal	9.83	9.72	1.1	9.63	9.83	9.89	(2.0)
Agricultural Products	18.13	16.33	11.0	17.53	16.52	17.31	6.1

Freight revenue per thousand ton miles	$19.52	$18.28	6.8%	$18.82	$18.27	$18.10	3.0%

Burlington Northern Santa Fe Corporation

Revenue Statistics by Commodity

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	2004 Full Year
Revenues (in millions)
Intermodal	$779	$881	$940	$1,008	$3,608
Automotive	75	80	72	85	312
Other Consumer Products	73	79	85	88	325

Total Consumer Products	927	1,040	1,097	1,181	4,245

Industrial Products	563	620	634	631	2,448
Coal	520	553	589	615	2,277
Agricultural Products	438	424	418	492	1,772

Total freight revenue	2,448	2,637	2,738	2,919	10,742
Other revenue	42	48	55	59	204

Total revenues	$2,490	$2,685	$2,793	$2,978	$10,946

Cars/units (in thousands)
Intermodal	1,000	1,117	1,193	1,207	4,517
Automotive	39	41	37	41	158
Other Consumer Products	42	46	48	48	184

Total Consumer Products	1,081	1,204	1,278	1,296	4,859

Industrial Products	368	389	407	397	1,561
Coal	521	548	572	575	2,216
Agricultural Products	236	221	210	233	900

Total cars/units	2,206	2,362	2,467	2,501	9,536

Average revenue per car/unit
Intermodal	$779	$789	$788	$835	$799
Automotive	1,923	1,951	1,946	2,073	1,975
Other Consumer Products	1,738	1,717	1,771	1,833	1,766

Total Consumer Products	858	864	858	911	874

Industrial Products	1,530	1,594	1,558	1,589	1,568
Coal	998	1,009	1,030	1,070	1,028
Agricultural Products	1,856	1,919	1,990	2,112	1,969

Average revenue per car/unit	$1,110	$1,116	$1,110	$1,167	$1,126

Revenue ton miles (in millions)
Intermodal	25,340	27,969	28,954	29,335	111,598
Automotive	1,116	1,225	1,084	1,293	4,718
Other Consumer Products	2,991	3,248	3,422	3,356	13,017

Total Consumer Products	29,447	32,442	33,460	33,984	129,333

Industrial Products	24,733	26,551	26,632	25,833	103,749
Coal	53,672	58,645	61,624	62,588	236,529
Agricultural Products	26,432	24,987	22,519	27,139	101,077

Total revenue ton miles	134,284	142,625	144,235	149,544	570,688

Freight revenue per thousand ton miles
Intermodal	$30.74	$31.50	$32.47	$34.36	$32.33
Automotive	67.20	65.31	66.42	65.74	66.13
Other Consumer Products	24.41	24.32	24.84	26.22	24.97

Total Consumer Products	31.48	32.06	32.79	34.75	32.82

Industrial Products	22.76	23.35	23.81	24.43	23.60
Coal	9.69	9.43	9.56	9.83	9.63
Agricultural Products	16.57	16.97	18.56	18.13	17.53

Freight revenue per thousand ton miles	$18.23	$18.49	$18.98	$19.52	$18.82

Burlington Northern Santa Fe Corporation

Capital Expenditures and Track Maintenance*

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003	2002
Capital expenditures (in millions)
Maintenance of way
Rail	$44	$17	$219	$202	$193
Ties	46	29	257	227	222
Surfacing	36	34	159	160	161
Other	94	87	359	337	325

Total maintenance of way	220	167	994	926	901
Mechanical	38	47	114	133	168
Information services	10	21	73	63	79
Other	45	52	107	116	107

Total maintenance of business	313	287	1,288	1,238	1,255

New locomotive acquisitions	—	63	16	270	—
Terminal and line expansion	50	63	223	218	103

Total capital expenditures	$363	$413	$1,527	$1,726	$1,358

Track maintenance
Track miles of rail laid
Maintenance of business	94	53	589	613	648
Expansion projects	5	5	73	98	4

Total	99	58	662	711	652

Cross ties inserted (thousands)
Maintenance of business	419	265	2,514	2,134	2,228
Expansion projects	11	14	181	219	20

Total	430	279	2,695	2,353	2,248

Track resurfaced (miles)	2,414	2,305	11,450	12,399	12,499

*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Capital Expenditures and Track Maintenance*

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	2004 Full Year
Capital expenditures (in millions)
Maintenance of way
Rail	$51	$63	$61	$44	$219
Ties	68	71	72	46	257
Surfacing	27	47	49	36	159
Other	75	94	96	94	359

Total maintenance of way	221	275	278	220	994
Mechanical	14	17	45	38	114
Information services	10	15	38	10	73
Other	11	18	33	45	107

Total maintenance of business	256	325	394	313	1,288

New locomotive acquisitions	16	—	—	—	16
Terminal and line expansion	34	61	78	50	223

Total capital expenditures	$306	$386	$472	$363	$1,527

Track maintenance
Track miles of rail laid
Maintenance of business	118	200	177	94	589
Expansion projects	—	37	31	5	73

Total	118	237	208	99	662

Cross ties inserted (thousands)
Maintenance of business	500	678	917	419	2,514
Expansion projects	8	94	68	11	181

Total	508	772	985	430	2,695

Track resurfaced (miles)	1,776	3,493	3,767	2,414	11,450

*	Certain interim period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Outstanding Debt

(Dollars in millions)

	December 31,
	2004	2003
Notes and debentures, weighted average rate of 6.2 percent, due 2005 to 2097*	$4,909	$4,790

Equipment obligations, weighted average rate of 7.0 percent, due 2005 to 2016	476	537

Capitalized lease obligations, weighted average rate of 7.5 percent, due 2005 to 2023	632	612

Mortgage bonds, weighted average rate of 8.3 percent, due 2006 to 2047	388	391

Financing obligations, weighted average rate of 6.3 percent, due 2012 to 2028	153	153

Commercial paper	—	242

Unamortized discount and other, net	(42)	(41)

Total outstanding debt	6,516	6,684

Less: current portion of long-term debt	(465)	(244)

Long-term debt	$6,051	$6,440

*	Notes and debentures include increases related to fair value adjustments for hedges of $31 million and $59 million at December 31, 2004 and 2003, respectively.